                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated November 20, 1998, on the October 31, 1998 financial statements of the Oak Associates Funds, incorporated by reference in Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Oak Associates Funds (Registration Statement No. 333-42115), and to all references to our firm included in or made part of this Registration Statement.


                                       /s/ Arthur Andersen LLP


Philadelphia, Pennsylvania,
  February 24, 1999